                                                                  Exhibits 99.24

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                     TRUSTEE

                              SEPTEMBER [20], 2005

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Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

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Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                     GROUP 3

                                       AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                                       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                        NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ORIGINAL   FULL    PERCENT
PROPERTY STATE       MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       CLTV      DOC      IO
--------------       --------------  ------------  ----------  --------  --------  -----------  --------  -------   -------  -------
Alabama                      4       $    807,007      0.17%     7.554%    604       $201,752    89.29%    96.56%    20.46%   55.59%
Arizona                     40       $ 10,250,202      2.20%     7.038%    655       $256,255    85.42%    93.84%    50.83%   63.39%
Arkansas                     1       $    210,987      0.05%     8.550%    564       $210,987    90.00%    90.00%     0.00%    0.00%
California-Northern        194       $ 74,701,704     16.01%     6.688%    657       $385,060    83.85%    93.30%    40.11%   80.63%
California-Southern        451       $168,148,309     36.04%     6.754%    651       $372,834    83.99%    93.31%    39.32%   75.98%
Colorado                    13       $  2,996,046      0.64%     7.252%    650       $230,465    84.28%    97.53%    34.37%   81.95%
Connecticut                 12       $  3,144,467      0.67%     7.735%    611       $262,039    89.35%    92.14%    39.22%   30.84%
Florida                    208       $ 54,684,891     11.72%     7.254%    648       $262,908    87.18%    94.71%    45.71%   63.08%
Georgia                     14       $  3,156,689      0.68%     7.170%    659       $225,478    82.78%    98.59%    13.43%   94.06%
Hawaii                       4       $  2,226,493      0.48%     6.711%    657       $556,623    73.17%    80.63%    77.98%  100.00%
Illinois                    66       $ 17,129,708      3.67%     7.430%    649       $259,541    86.91%    95.59%    40.29%   59.10%
Indiana                      2       $    543,601      0.12%     7.715%    630       $271,801    90.97%    90.97%   100.00%    0.00%
Iowa                         1       $    390,787      0.08%     7.338%    605       $390,787    92.24%    92.24%   100.00%    0.00%
Kentucky                     1       $    217,449      0.05%     6.100%    638       $217,449    80.00%   100.00%   100.00%  100.00%
Louisiana                    2       $    362,924      0.08%     8.154%    621       $181,462    86.57%    97.81%    43.79%   56.21%
Maryland                    41       $ 12,039,429      2.58%     7.192%    640       $293,645    85.54%    95.12%    39.60%   60.34%
Massachusetts               27       $  9,141,971      1.96%     7.151%    673       $338,592    83.14%    97.60%    31.00%   93.57%
Michigan                     8       $  2,253,631      0.48%     7.156%    651       $281,704    81.78%    98.96%    49.91%   79.23%
Minnesota                   27       $  6,336,138      1.36%     7.024%    660       $234,672    85.70%    94.55%    47.59%   70.68%
Missouri                     6       $  1,541,218      0.33%     7.261%    643       $256,870    86.97%    91.89%    63.07%   89.16%
Nevada                      40       $  9,868,454      2.12%     7.157%    660       $246,711    81.89%    95.84%    21.56%  100.00%
New Hampshire                1       $    212,000      0.05%     7.825%    669       $212,000    80.00%   100.00%     0.00%  100.00%
New Jersey                  47       $ 15,939,332      3.42%     7.601%    626       $339,135    90.33%    92.23%    47.81%   29.90%
New Mexico                   4       $    744,241      0.16%     6.616%    645       $186,060    87.42%    97.53%    73.13%   50.52%
New York                   122       $ 50,091,166     10.74%     7.175%    638       $410,583    89.39%    92.71%    43.34%   37.36%
North Carolina               6       $  1,385,509      0.30%     7.239%    664       $230,918    85.53%    98.16%    46.58%  100.00%
Ohio                         2       $    870,852      0.19%     7.236%    614       $435,426    94.62%    94.62%    57.19%    0.00%
Oklahoma                     1       $    187,200      0.04%     6.450%    621       $187,200    80.00%   100.00%     0.00%  100.00%
Oregon                       4       $  1,011,155      0.22%     7.134%    649       $252,789    69.98%    77.07%   100.00%  100.00%
Pennsylvania                 4       $  1,858,896      0.40%     6.457%    612       $464,724    74.91%    74.91%    45.44%   33.89%
Rhode Island                 9       $  2,276,811      0.49%     7.273%    637       $252,979    86.09%    95.41%    51.03%   73.00%
Tennessee                    1       $    181,826      0.04%     7.250%    583       $181,826    95.00%    95.00%     0.00%    0.00%
Texas                       16       $  3,791,050      0.81%     7.665%    668       $236,941    84.12%    97.69%    30.54%   67.84%
Utah                        14       $  3,884,634      0.83%     7.338%    649       $277,474    86.70%    93.55%    58.41%   60.61%
Washington                  14       $  3,461,516      0.74%     6.924%    646       $247,251    84.76%    95.52%    57.45%   77.06%
Wisconsin                    3       $    532,743      0.11%     7.605%    633       $177,581    87.84%    95.35%     0.00%   69.37%
                         -----       ------------    ------      -----     ---       --------    -----     -----     -----    -----
TOTAL:                   1,410       $466,581,035    100.00%     6.979%    649       $330,909    85.29%    93.68%    41.45%   68.33%
                         =====       ============    ======      =====     ===       ========    =====     =====     =====    =====

                                     GROUP 3

                                     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                                     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                      NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ORIGINAL   FULL    PERCENT
PROPERTY ZIP CODE  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       CLTV      DOC      IO
-----------------  --------------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
33027                       9      $  2,759,979      0.59%     6.89%      646      $306,664    89.98%    92.50%    68.74%   42.25%
94531                       5      $  2,432,604      0.52%     6.60%      643      $486,521    86.33%    90.14%    59.26%   82.71%
90745                       6      $  2,363,340      0.51%     6.75%      620      $393,890    87.22%    92.70%    52.12%   45.51%
91710                       5      $  2,328,849      0.50%     6.87%      639      $465,770    89.44%    91.48%    87.29%   79.47%
92057                       5      $  1,933,550      0.41%     6.72%      667      $386,710    82.66%    89.77%     0.00%  100.00%
92509                       6      $  1,918,308      0.41%     6.75%      643      $319,718    85.19%    98.27%    51.62%  100.00%
92584                       6      $  1,900,209      0.41%     6.55%      647      $316,702    85.59%    93.11%    16.50%   67.22%
11520                       6      $  1,896,971      0.41%     7.40%      664      $316,162    86.87%    94.91%    14.76%   58.05%
92804                       4      $  1,882,708      0.40%     6.95%      671      $470,677    82.92%    92.39%     0.00%   73.79%
92307                       5      $  1,867,975      0.40%     6.40%      666      $373,595    87.70%    93.83%    31.39%   70.24%
Other                   1,353      $445,296,542     95.44%     6.99%      649      $329,118    85.23%    93.72%    41.46%   68.22%
                        -----      ------------    ------      ----       ---      --------    -----     -----     -----    -----
TOTAL:                  1,410      $466,581,035    100.00%     6.98%      649      $330,909    85.29%    93.68%    41.45%   68.33%
                        =====      ============    ======      =====      ===      ========    =====     =====     =====    =====

                                     GROUP 3

                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                    NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ORIGINAL   FULL    PERCENT
IN KATRINA AREA  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       CLTV      DOC      IO
---------------  --------------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
N                     1,408      $466,218,111     99.92%     6.98%      649      $331,121     85.29%    93.68%   41.44%   68.34%
Y                         2      $    362,924      0.08%     8.15%      621      $181,462     86.57%    97.81%   43.79%   56.21%
                      -----      ------------    ------      ----       ---      --------     -----     -----    -----    -----
TOTAL:                1,410      $466,581,035    100.00%     6.98%      649      $330,909     85.29%    93.68%   41.45%   68.33%
                      =====      ============    ======      =====      ===      ========     =====     =====    =====    =====